SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       April 15, 2002

ANCHOR GLASS CONTAINER CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-23359	59-3417812

(Commission File Number)	(I.R.S. Employer Identification No.)

One Anchor Plaza, 4343 Anchor Plaza Parkway, Tampa, Florida 33634-7513

(Address of Principal Executive Offices) (Zip Code)

(813) 884-0000

(Registrant’s Telephone Number, Including Area Code)

Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
April 15, 2002 Press Release

Item 5.	Other Events.

     On April 15, 2002, Anchor Glass Container Corporation (the “Registrant”) filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code. The filing was entered at the United States Bankruptcy Court for the Middle District of Florida, Tampa Division. The filing consisted of a pre-negotiated plan of reorganization, prompted by liquidity issues raised by change in control provisions in the Registrant’s debt instruments. On April 15, 2002, the Registrant issued a press release relating to the forgoing, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

     Additionally, on April 15, 2002, the Delaware Court of Chancery entered an order postponing the Registrant’s annual meeting of stockholders until August 15, 2002. Pursuant to an earlier court order, the meeting had been scheduled to be held on April 19, 2002.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

	(a)	Financial Statement of Businesses Acquired.

None.

	(b)	Pro Forma Financial Information.

None.

	(c)	Exhibits.

The following exhibits are filed herewith:

99.1 Press Release issued on April 15, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANCHOR GLASS CONTAINER CORPORATION

/s/ Lawrence M. Murray
Name: Lawrence M. Murray
Title: Senior Vice President — Finance

Date: April 17, 2002